                                                                   Exhibit 99(d)

Consolidated Statements of Condition
--------------------------------------------------------------------------------
($ in thousands, except per share)         wachovia corporation and subsidiaries


                                              June 30  December 31      June 30
                                                 2001         2000         2000
                                          -----------  -----------  -----------
Assets
Cash and due from banks.................  $ 2,587,278  $ 3,686,871  $ 3,208,459
Interest bearing bank balances..........       54,976      137,504      118,971
Federal funds sold and securities
 purchased under resale agreements......      631,129      788,618      202,273
Trading account assets..................    2,084,549      960,838    1,457,467
Securities available-for-sale...........    6,276,448    7,487,696    7,088,977
Securities held-to-maturity (fair value
 of $655,212, $1,052,535 and $1,109,096
 respectively)..........................      625,327    1,023,750    1,101,461
Loans, net of unearned income...........   52,159,625   50,567,502   48,522,061
Less allowance for loan losses..........      756,768      667,654      644,445
                                          -----------  -----------  -----------
  Net loans.............................   51,402,857   49,899,848   47,877,616
Investment in discontinued operations...      354,495      392,469      403,154
Premises and equipment..................      927,285      903,411      926,602
Due from customers on acceptances.......       62,782       82,008       80,917
Goodwill and other intangible assets....    1,317,592    1,024,766    1,008,071
Other assets............................    3,977,888    3,223,349    2,698,404
                                          -----------  -----------  -----------
  Total assets..........................  $70,302,606  $69,611,128  $66,172,372
                                          ===========  ===========  ===========
Liabilities
Deposits in domestic offices:
 Demand.................................  $ 8,525,977  $ 9,180,330  $ 8,783,729
 Interest-bearing demand................    5,380,199    5,116,571    4,885,151
 Savings and money market savings.......   14,499,195   12,902,336   12,716,834
 Savings certificates...................    9,474,735    9,534,778    9,530,065
 Large denomination certificates........    3,413,320    3,673,219    3,862,754
                                          -----------  -----------  -----------
  Total deposits in domestic offices....   41,293,426   40,407,234   39,778,533
Interest-bearing deposits in foreign
 offices................................    2,984,283    4,004,948    2,807,675
                                          -----------  -----------  -----------
  Total deposits........................   44,277,709   44,412,182   42,586,208
Federal funds purchased and securities
 sold under repurchase agreements.......    7,167,806    6,753,164    7,440,013
Commercial paper........................    1,990,469    1,855,923    1,649,239
Other short-term borrowed funds.........    1,893,562    1,253,058    2,172,587
Short-term borrowed funds allocated to
 discontinued operations................   (3,136,636)  (3,055,119)  (3,204,459)
Long-term debt..........................   10,006,181   10,808,218    8,858,331
Long-term debt allocated to discontinued
 operations.............................   (1,344,273)  (1,309,337)  (1,373,339)
Acceptances outstanding.................       62,782       82,008       80,917
Other liabilities.......................    2,929,531    2,526,492    2,026,831
                                          -----------  -----------  -----------
  Total liabilities.....................   63,847,131   63,326,589   60,236,328
Shareholder's Equity
Preferred stock, par value $5 per share:
 Authorized 50,000,000 shares; none
  outstanding...........................           --           --           --
Common stock, par value $5 per share:
 Authorized 1,000,000,000 shares; issued
  and outstanding 203,322,801,
  203,423,606 and 203,267,427 shares,
  respectively..........................    1,016,614    1,017,118    1,016,337
Capital surplus.........................      704,933      731,162      721,378
Retained earnings.......................    4,727,783    4,505,947    4,277,886
Accumulated other comprehensive income
 (loss).................................        6,145       30,312      (79,557)
                                          -----------  -----------  -----------
  Total shareholders' equity............    6,455,475    6,284,539    5,936,044
                                          -----------  -----------  -----------
  Total liabilities and shareholders'
   equity...............................  $70,302,606  $69,611,128  $66,172,372
                                          ===========  ===========  ===========

Consolidated Statements of Income
--------------------------------------------------------------------------------
(thousands, except per share)              wachovia corporation and subsidiaries


                                    Three Months Ended     Six Months Ended
                                          June 30               June 30
                                   --------------------- ---------------------
                                         2001       2000       2001       2000
                                   ---------- ---------- ---------- ----------
Interest Income
Loans, including fees............. $  978,522 $1,002,913 $2,019,301 $1,935,156
Securities available-for-sale.....    123,690    117,736    249,412    230,478
Securities held-to-maturity:
 State and municipal..............      3,554      3,727      7,342      7,367
 Other investments................     10,857     15,197     24,888     31,021
Interest-bearing bank balances....      2,496        954      4,210      2,176
Federal funds sold and securities
 purchased under resale
 agreements.......................      8,010      6,796     16,436     14,288
Trading account assets............      5,008     11,022     11,888     21,379
                                   ---------- ---------- ---------- ----------
  Total interest income...........  1,132,137  1,158,345  2,333,477  2,241,865
Interest Expense
Deposits:
 Domestic offices.................    338,002    346,818    704,868    669,676
 Foreign offices..................     38,001     62,308     84,987    114,230
                                   ---------- ---------- ---------- ----------
  Total interest on deposits......    376,003    409,126    789,855    783,906
Short-term borrowed funds.........     74,948     82,425    174,612    160,288
Long-term debt....................    115,843    121,578    260,768    226,913
                                   ---------- ---------- ---------- ----------
  Total interest expense..........    566,794    613,129  1,225,235  1,171,107
Net Interest Income...............    565,343    545,216  1,108,242  1,070,758
Provision for loan losses.........    143,809    223,169    210,373    244,212
                                   ---------- ---------- ---------- ----------
Net interest income after
 provision for loan losses........    421,534    322,047    897,869    826,546
Other Income
Service charges on deposit
 accounts.........................    115,157    104,380    219,439    205,191
Fees for trust services...........     57,923     54,189    115,013    105,423
Investment fees...................     75,609     81,439    151,473    178,209
Capital markets income............     45,581     45,014     93,747     89,800
Electronic banking................     29,300     26,153     56,070     49,549
Mortgage fees.....................     14,955      5,921     23,323     10,922
Other operating income............     72,600     66,119    174,120    130,361
                                   ---------- ---------- ---------- ----------
  Total other operating revenue...    411,125    383,215    833,185    769,455
Securities gains..................     97,180         59    106,256        226
                                   ---------- ---------- ---------- ----------
  Total other income..............    508,305    383,274    939,441    769,681
Other Expense
Salaries..........................    283,179    270,569    551,995    546,262
Employee benefits.................     55,420     50,916    108,230    104,675
                                   ---------- ---------- ---------- ----------
  Total personnel expense.........    338,599    321,485    660,225    650,937
Net occupancy expense.............     42,088     39,347     82,003     77,548
Equipment expense.................     43,250     44,806     87,343     92,928
Merger-related charges............     11,670      8,872     11,670     17,030
Litigation settlement charge......         --         --         --     20,000
Restructuring charge..............         --         --     13,152         --
Other operating expense...........    150,024    147,793    301,581    284,243
                                   ---------- ---------- ---------- ----------
  Total other expense.............    585,631    562,303  1,155,974  1,142,686
Income from continuing operations
 before income tax expense........    344,208    143,018    681,336    453,541
Income tax expense................    121,030     44,287    241,207    152,843
                                   ---------- ---------- ---------- ----------
Income from continuing
 operations.......................    223,178     98,731    440,129    300,698
Income from discontinued
 operations, net of income tax....     21,935     38,840     47,076     81,580
                                   ---------- ---------- ---------- ----------
Net Income........................ $  245,113 $  137,571 $  487,205 $  382,278
                                   ========== ========== ========== ==========
Income per common share --
  continuing operations:
 Basic............................ $     1.09        .49 $     2.14 $     1.48
 Diluted.......................... $     1.08        .48 $     2.12 $     1.47
Net income per common share:
 Basic............................ $     1.19        .68 $     2.37 $     1.89
 Diluted.......................... $     1.18        .67 $     2.35 $     1.87
Average shares outstanding:
 Basic............................    205,595    202,728    205,827    202,596
 Diluted..........................    207,123    204,572    207,345    204,392

Consolidated Statement of Shareholders' Equity
--------------------------------------------------------------------------------
($ in thousands, except per share)         wachovia corporation and subsidiaries


                                                                            Accumulated
                               Common Stock                                       Other
                          -----------------------    Capital    Retained  Comprehensive
                               Shares      Amount    Surplus    Earnings  Income (Loss)      Total
                          -----------  ----------  ---------  ----------  ------------- ----------
Period ended June 30,
 2000
Balance at beginning of
 year...................  201,812,295  $1,009,061  $ 598,149  $4,125,524    $(74,277)   $5,658,457
 Net income.............      177,253         886     10,374                                11,260
 Other comprehensive
  income, net of tax:
  Unrealized losses on
   securities available-
   for-sale, net of
   deferred tax benefit
   and reclassification
   adjustment...........                                                      (5,280)       (5,280)
                                                                                        ----------
   Comprehensive
     income*............                                                                   376,998
Cash dividends declared
 -- $1.08 a share.......                                        (219,599)                 (219,599)
Common stock issued
 pursuant to:
 Stock option and
  employee benefit
  plans.................      800,534       4,003     43,752                                47,755
 Dividend reinvestment
  plan..................                                         382,278                   382,278
 Acquisitions...........    2,254,947      11,275    167,674                               178,949
Common stock acquired...   (1,777,602)     (8,888)   (98,571)                             (107,459)
Miscellaneous...........                                         (10,317)                  (10,317)
                          -----------  ----------  ---------  ----------    --------    ----------
Balance at end of
 period.................  203,267,427  $1,016,337  $ 721,378  $4,277,886    $(79,557)   $5,936,044
                          ===========  ==========  =========  ==========    ========    ==========
Period ended June 30,
 2001
Balance at beginning of
 year...................  203,423,606  $1,017,118  $ 731,162  $4,505,947    $ 30,312    $6,284,539
 Net income.............                                         487,205                   487,205
 Other comprehensive
  income, net of tax:
  Unrealized losses on
   securities available-
   for-sale, net of
   deferred tax benefit
   and reclassification
   adjustment...........                                                      (8,388)       (8,388)
  Minimum pension
   liability
   adjustment...........                                                     (15,207)      (15,207)
  Unrealized gains on
   derivative financial
   instruments
   qualifying as cash
   flow hedges..........                                                        (572)         (572)
                                                                            --------    ----------
   Comprehensive
     income*............                                                                   463,038
Cash dividends declared
 -- $1.20 a share.......                                        (243,993)                 (243,993)
Common stock issued
 pursuant to:
 Stock option and
  employee benefit
  plans.................    1,196,912       5,985     64,303                                70,288
 Dividend reinvestment
  plan..................       95,031         475      5,492                                 5,967
 Acquisitions...........    6,775,695      33,878    394,957                               428,835
 Note conversions.......        5,183          26         76                                   102
Common stock acquired...   (8,173,626)    (40,868)  (491,035)                             (531,903)
Miscellaneous...........                                 (22)    (21,376)                  (21,398)
                          -----------  ----------  ---------  ----------    --------    ----------
Balance at end of
 period.................  203,322,801  $1,016,614  $ 704,933  $4,727,783    $  6,145    $6,455,475
                          ===========  ==========  =========  ==========    ========    ==========

* Comprehensive income for the second quarters of 2001 and 2000 was $176,656 and $146,140, respectively.

Consolidated Statements of Cash Flows
--------------------------------------------------------------------------------
($ in thousands)                           wachovia corporation and subsidiaries

                                                          Six Months Ended
                                                               June 30
                                                        ----------------------
                                                              2001        2000
                                                        ----------  ----------
Operating Activities
Net income............................................  $  487,205  $  382,278
Income from discontinued operations...................     (47,076)    (81,580)
                                                        ----------  ----------
Income from continuing operations.....................     440,129     300,698
Adjustments to reconcile income from continuing
 operations to net cash provided by operations:
Provision for loan losses.............................     210,373     244,212
Depreciation and amortization.........................     122,331     122,504
Deferred income taxes.................................     120,201      96,221
Securities gains......................................    (106,256)       (226)
Loss on sale of noninterest-earning assets............         654         334
Increase (decrease) in accrued income taxes...........      28,348      (3,439)
Decrease (increase) in accrued interest receivable....      89,911     (24,543)
(Decrease) increase in accrued interest payable.......    (127,883)      9,339
Net change in other accrued and deferred income and
 expense..............................................    (171,528)     (8,363)
Net trading account activities........................     637,267    (587,163)
Net loans held for resale.............................    (201,520)     (3,356)
                                                        ----------  ----------
  Net cash provided by operating activities...........   1,042,027     146,218
Investing Activities
Net decrease in interest-bearing bank balances........      96,805      56,113
Net decrease in federal funds sold and securities
 purchased under resale agreements....................     164,929     578,006
Purchases of securities available-for-sale............  (3,089,110)   (646,876)
Purchases of securities held-to-maturity..............     (14,154)   (126,786)
Sales of securities available-for-sale................   1,475,969     361,371
Calls, maturities and prepayments of securities
 available-for-sale...................................   1,206,137     355,891
Calls, maturities and prepayments of securities held-
 to-maturity..........................................     414,739      97,501
Net decrease (increase) in loans made to customers....     513,453  (3,205,066)
Capital expenditures..................................     (45,163)    (55,511)
Proceeds from sales of premises and equipment.........      10,337       3,312
Net decrease in other assets..........................     252,185      91,976
Business combinations.................................      83,597      19,377
Net cash used by discontinued operations..............     (32,931)   (173,560)
                                                        ----------  ----------
  Net cash provided (used) by investing activities....   1,036,793  (2,644,252)
Financing Activities
Net increase (decrease) in demand, savings and money
 market accounts......................................     166,831    (874,838)
Net (decrease) increase in certificates of deposit....  (2,405,709)  1,161,479
Net increase in federal funds purchased and securities
 sold under repurchase agreements.....................     228,464   2,063,641
Net increase (decrease) in commercial paper...........     134,546      (9,749)
Net increase (decrease) in other short-term
 borrowings...........................................     389,004    (898,906)
Proceeds from issuance of long-term debt..............       4,100   1,522,859
Maturities and repayments of long-term debt...........  (1,284,773)   (487,413)
Net increase in other liabilities.....................     327,538      92,423
Common stock issued...................................      41,706      23,602
Dividend payments.....................................    (243,993)   (219,599)
Common stock repurchased..............................    (536,127)   (104,088)
                                                        ----------  ----------
  Net cash (used) provided by financing activities....  (3,178,413)  2,269,411
Decrease in Cash and Cash Equivalents                   (1,099,593)   (228,623)
Cash and cash equivalents at beginning of year........   3,686,871   3,437,082
                                                        ----------  ----------
Cash and cash equivalents at end of period............  $2,587,278  $3,208,459
                                                        ==========  ==========

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
($ in thousands)

Note 1 -- Basis of Presentation

In the opinion of management, the unaudited interim consolidated financial statements include all adjustments, consisting of normal recurring adjustments, necessary to present fairly the results of operations for the periods present-ed. The results of operations shown in the interim statements are not necessar-ily indicative of the results that may be expected for the entire year.

Note 2 -- Discontinued Operations

On July 27, 2001, Wachovia completed the sale of its consumer credit card busi-ness to Bank One Corporation. The capital made available by the transaction will be redeployed for general corporate purposes including investing in higher growth businesses, repurchasing shares, reducing balance sheet leverage or re-ducing debt. The pre-tax gain from the sale is estimated to be approximately $1.3 billion. As a result of the recent shareholder approval of the merger with First Union Corporation, $450 million has been deferred in connection with cer-tain provisions of the agent bank arrangement. Condensed financial information for the consumer credit card business is presented below.

                                     Three Months Ended     Six Months Ended
                                          June 30                June 30
                                   ---------------------- ---------------------
                                         2001        2000       2001       2000
                                   ---------- ----------- ---------- ----------
Summary Income Statement
Interest income................... $  138,403  $  166,766 $  287,259 $  328,603
Allocated interest expense (2)....     50,652      72,600    112,566    140,483
                                   ----------  ---------- ---------- ----------
 Net interest income..............     87,751      94,166    174,693    188,120
Provision for loan losses.........     71,911      50,196    126,847    102,819
Noninterest income................     74,447      87,084    143,973    171,643
Noninterest expense (3)...........     55,254      68,988    116,633    126,583
                                   ----------  ---------- ---------- ----------
 Income before income tax
  expense.........................     35,033      62,066     75,186    130,361
Income tax expense................     13,098      23,226     28,110     48,781
                                   ----------  ---------- ---------- ----------
 Net income....................... $   21,935  $   38,840 $   47,076 $   81,580
                                   ==========  ========== ========== ==========
                                      June 30 December 31    June 30
                                         2001        2000       2000
                                   ---------- ----------- ----------
Summary Balance Sheet
Cash.............................. $   39,351  $   40,570 $   52,329
Interest bearing bank balances....     13,596      36,025     39,078
Securities available-for-sale.....     41,228      84,000     83,024
Loans, net of allowance...........  4,429,771   4,279,313  4,475,390
Intangible assets.................    211,529     231,461    249,816
Other assets......................    144,828     141,624    141,960
                                   ----------  ---------- ----------
 Total assets..................... $4,880,303  $4,812,993 $5,041,597
                                   ==========  ========== ==========
Short-term borrowed funds (2)..... $3,136,636  $3,055,119 $3,204,459
Long-term debt (2)................  1,344,273   1,309,337  1,373,339
Other liabilities.................     44,899      56,068     60,645
                                   ---------- ----------  ----------
 Total liabilities................  4,525,808   4,420,524  4,638,443
Equity capital (1)................    354,495     392,469    403,154
                                   ----------  ---------- ----------
 Total liabilities and equity..... $4,880,303  $4,812,993 $5,041,597
                                   ==========  ========== ==========

(1) Equity capital was assigned to discontinued operations based upon Wachovia's targeted Tier I risk-based capital requirements for the under-lying risk weighted assets and off-balance sheet items.
(2) Interest-bearing liabilities were assigned to discontinued operations based on an assumed funding mix of 70 percent short-term borrowings and 30 percent long-term debt. Interest expense was calculated by applying Wachovia's average funding cost for each period and funding category to the respective assigned average balances.
(3) The amount of general overhead costs allocated to discontinued operations is the amount estimated to be eliminated upon completion of the transac-tion.